Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations
3.	DISCONTINUED OPERATIONS

In February 2005, Turquoise Hill sold the Savage River Project (“Savage River”) in Tasmania, Australia for two initial cash payments totalling $21.5 million, plus a series of five contingent, annual payments that began on March 31, 2006.

During 2010, the original purchaser of Savage River disputed $22.1 million of the estimated $28.5 million fifth annual contingent payment. In November 2011, the parties reached an out-of-court settlement whereby the $22.1 million under dispute was reduced to $13.0 million, which the original purchaser paid to Turquoise Hill on March 28, 2012.

Turquoise Hill received a total of $157.4 million in consideration from the sale of Savage River.

See Notes 28 and 29(b) for the restatement of these financial statements for operations subsequently classified as discontinued operations.